Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES

The components of our income tax provision were as follows:

(millions)	2017	2016	2015
Current tax provision
Federal	$680.9	$469.6	$655.3
State	12.8	12.7	14.7
Deferred tax expense (benefit)
Federal	(149.4)	(66.3)	(47.7)
State	(3.5)	(2.5)	(11.2)
Total income tax provision	$540.8	$413.5	$611.1

The provision for income taxes in the accompanying consolidated statements of comprehensive income differed from the statutory rate as follows:

($ in millions)	2017		2016		2015
Income before income taxes	$2,138.9		$1,470.7		$1,911.6
Tax at statutory federal rate	$748.6	35%	$514.8	35%	$669.1	35%
Tax effect of:
Net deferred tax liability revaluation[1]	(99.5)	(5)	0	0	0	0
Tax credits	(52.4)	(2)	(62.2)	(4)	(1.9)	0
Stock-based compensation[2]	(25.1)	(1)	0	0	0	0
Dividends received deduction	(20.7)	(1)	(22.6)	(2)	(19.8)	(1)
Exempt interest income	(16.9)	(1)	(15.7)	(1)	(17.8)	(1)
Tax-deductible dividends	(9.7)	0	(6.1)	0	(7.9)	0
Nondeductible compensation expense[3]	10.1	0	0.5	0	0.3	0
State income taxes, net of federal taxes	6.0	0	6.6	0	2.3	0
Other items, net	0.4	0	(1.8)	0	0.6	0
Non-taxable gain[4]	0	0	0	0	(13.8)	(1)
Total income tax provision	$540.8	25%	$413.5	28%	$611.1	32%

[1] Pursuant to the recently enacted legislation commonly known as the Tax Cuts and Jobs Act of 2017 (the “Tax Act”); see further discussion below.
[2] Represents excess tax benefits associated with share-based payments awards. Prior to 2017, these excess tax benefits were recorded directly to additional paid-in capital under the then existing accounting guidance.
[3] Increase in 2017 primarily reflects changes in compensation that qualifies for deduction under the Tax Act.
[4] Represents the tax effect of holding period gains on the 5% interest in ARX we owned prior to acquisition of a controlling interest on April 1, 2015.

On December 22, 2017, legislation commonly known as the Tax Cuts and Jobs Act of 2017 (the “Tax Act”) was signed into law. One of the provisions of the Tax Act reduced the corporate federal income tax rate from 35% to 21% effective January 1, 2018. Pursuant to current accounting guidance, all deferred tax assets and liabilities were revalued to recognize the tax rate that is expected to apply when the tax effects are ultimately recognized in future periods. The impact of revaluing the deferred tax assets and liabilities from 35% to 21% was a net reduction to income tax expense of $99.5 million, as disclosed in the table above. This revaluation adjustment included a $275.7 million reduction related to the deferred tax liability associated with the net unrealized gains on our investment portfolio, which was originally recorded as a component of other comprehensive income and not through the tax provision. The remaining $176.2 million, which increased the tax provision, was associated with our other deferred tax assets and liabilities identified in the table below.

As of December 31, 2017, the company had not fully completed its accounting for the tax effects of the enactment of the Tax Act with regard to the following:

•
The company recorded a provisional tax amount of  $4.5 million related to deductibility of compensation expense for certain covered executives due to uncertainty surrounding the appropriate tax treatment of outstanding performance-based awards. This amount may change when the Internal Revenue Service (IRS) issues additional guidance.

•
The company did not record any amounts related to the changes in loss reserve discounting required by the Tax Act. These changes require the IRS to publish new discount factors based on loss payment patterns and interest rates determined under the Tax Act, and the IRS has not yet published this information. We are unable to make a reasonable estimate at this time; however, the ultimate adjustment is not expected to have any net impact on the current year balance sheet or income statement.

Deferred income taxes reflect the effect for financial statement reporting purposes of temporary differences between the financial statement carrying amounts and the tax bases of assets and liabilities. The following table shows the components of the net deferred tax liability at December 31, 2017 and 2016. As noted above, the federal deferred tax assets and liabilities at December 31, 2017, have been revalued to reflect the new 21% federal corporate income tax rate under the Tax Act.

(millions)	2017	2016
Federal deferred tax assets:
Unearned premiums reserve	$368.9	$515.6
Non-deductible accruals	166.0	259.9
Loss and loss adjustment expense reserves	48.4	76.5
Hedges on forecasted transactions	4.8	5.1
Investment basis differences	0	31.3
Other	7.3	8.9
Federal deferred tax liabilities:
Net unrealized gains on securities	(419.5)	(507.2)
Deferred acquisition costs	(163.9)	(227.9)
Property and equipment	(75.5)	(120.2)
Intangible assets	(66.6)	(145.3)
Prepaid expenses	(7.1)	(9.2)
Investment basis differences	(5.5)	0
Deferred gain on extinguishment of debt	(0.4)	(1.5)
Other	(6.1)	(7.7)
Net federal deferred tax liability	(149.2)	(121.7)
Net state deferred tax asset	14.2	10.4
Net deferred tax liability	$(135.0)	$(111.3)

Although realization of the deferred tax assets is not assured, management believes that it is more likely than not that the deferred tax assets will be realized based on our expectation that we will be able to fully utilize the deductions that are ultimately recognized for tax purposes and, therefore, no valuation allowance was needed at December 31, 2017 or 2016.
At December 31, 2017 and 2016, we had $23.8 million and $41.2 million, respectively, of net taxes payable (included in other liabilities on the balance sheet).
The Progressive Corporation and its wholly-owned subsidiaries file a consolidated income tax return. This group has been a participant in the Compliance Assurance Program (CAP) since 2007. Under CAP, the IRS begins its examination process for the tax year before the tax return is filed, by examining significant transactions and events as they occur. The goal of the CAP program is to expedite the exam process and to reduce the level of uncertainty regarding a taxpayer’s tax filing positions.
All federal income tax years prior to 2014 are closed to examination for both Progressive and ARX. The IRS exams for 2014-2016 for Progressive have been completed and the returns were accepted as filed. We consider these years to be effectively settled. The 2017 tax year remains open to examination.
ARX and its wholly owned subsidiaries file their own consolidated income tax return since we owned less than 80% of their outstanding stock at December 31, 2017. This group was last examined by the IRS for the 2011 and 2012 tax years, which we consider to be effectively settled. The statute of limitations has expired for the 2013 tax year, while the 2014-2017 tax years remain open to examination.
The statute of limitations for state income tax purposes generally remains open for three to four years from the return filing date, depending upon the jurisdiction. There has been no significant state income tax audit activity.
We recognize interest and penalties, if any, as a component of income tax expense. For the years ended December 31, 2017, 2016, and 2015, $0.2 million, less than $0.1 million, and $0.1 million, respectively, of interest and penalties expense has been recorded in the tax provision. We have not recorded any unrecognized tax benefits, or any related interest and penalties, as of December 31, 2017 and 2016.